Capital Group Emerging Markets Total Opportunities Fund® Prospectus Supplement December 2, 2019 (for prospectus dated July 1, 2019, as supplemented to date)

On November 25, 2019, the fund’s board of trustees voted to close the fund to new investments and to liquidate the fund, all effective December 2, 2019.

The board approved, and the fund has adopted, a Plan of Liquidation (the “Plan”), effective as of December 2, 2019, in order to accomplish the complete liquidation of the fund. Under the Plan, the fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business affairs, preserving the value of its assets, discharging and/or making reasonable provisions for the payment of the fund’s liabilities, distributing its remaining assets to shareholders, and doing all other acts required to liquidate and wind up its business and affairs. As a result, the fund will no longer be following its investment objective and, as of December 1, 2019, is no longer paying management and administrative services fees.

Shareholders may continue to submit redemption requests in accordance with the fund’s registration statement.  On or about December 31, 2019, the fund will distribute to remaining shareholders of record one or more final liquidating distributions in full redemption of outstanding shares, based on the then current net asset value of the fund. All redemptions, and any liquidating distributions, will be a taxable event, unless you are tax-exempt or your account is tax favored. Upon payment of the final liquidating distribution, the fund will be terminated.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-372-1119O CGD/10039-S75770